Subsequent Events	6 Months Ended
Sep. 30, 2012
Subsequent Events

19.    SUBSEQUENT EVENTS

Approval of Dividends

On November 14, 2012, the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥57.50 per share of Class 5 Preferred Stock, ¥2.65 per share of Class 11 Preferred Stock, totaling ¥8,970 million, and ¥6.00 per share of Common stock, totaling ¥84,950 million, that were payable on December 7, 2012 to the shareholders of record on September 30, 2012.